Exhibit 99.1

Power Integrations Reports Fourth-Quarter Financial Results

GAAP earnings were $0.77 per diluted share including tax benefit; non-GAAP earnings were $0.54 per diluted share; revenues were $93.3 million

Repurchased 488K shares in the quarter; quarterly dividend rises to $0.17 per share

SAN JOSE, Calif.--(BUSINESS WIRE)--February 7, 2019--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter and year ended December 31, 2018. Net revenues for the fourth quarter were $93.3 million, down 15 percent from the prior quarter and down 14 percent from the fourth quarter of 2017. Net income was $22.7 million or $0.77 per diluted share, including a tax benefit reflecting the revision of prior estimates of the transition tax from the 2017 U.S. tax legislation. This compares to net income of $0.59 per diluted share in the prior quarter and a net loss of $0.57 per share in the fourth quarter of 2017, in which the company incurred a charge associated with the tax legislation. Cash flow from operations was $18.3 million for the fourth quarter.

For the full year, net revenues were $416.0 million, a decrease of four percent compared to 2017. GAAP net income for the full year was $70.0 million or $2.32 per diluted share, compared to $0.90 per diluted share in 2017. Cash flow from operations for the full year was $84.0 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, the tax effects of these items, and the above-mentioned tax benefit and charge associated with the 2017 tax legislation. Non-GAAP net income for the fourth quarter of 2018 was $15.9 million or $0.54 per diluted share, compared with $0.77 per diluted share in the prior quarter and $0.74 per diluted share in the fourth quarter of 2017. Non-GAAP net income for the full year was $81.7 million or $2.71 per diluted share, compared to $2.84 per diluted share in 2017.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Our fourth-quarter results and first-quarter outlook reflect the current slowdown in demand across the industry. Nevertheless, we are well positioned to capitalize on a range of secular opportunities in the year ahead, including faster charging for mobile devices, energy efficiency, smart homes and appliances, renewable energy, and battery-powered tools and transportation. Our new BridgeSwitch™ ICs expand our opportunity in appliances and other motor-drive applications, adding about half a billion dollars to our addressable market.”

Additional Highlights

  Power Integrations repurchased approximately 488,000 shares of its common stock during the fourth quarter, utilizing $28.8 million. At quarter end, $51.2 million remained available in the company’s repurchase authorization.
  The company paid a dividend of $0.16 per share on December 31, 2018. The company’s board has declared dividends of $0.17 per share for each quarter of 2019, the first of which is scheduled to be paid on March 29 to stockholders of record as of February 28.

Financial Outlook

The company issued the following forecast for the first quarter of 2019:

  Revenues are expected to be $90 million plus or minus $3 million.
  GAAP gross margin is expected to be approximately 51 percent. Non-GAAP gross margin is expected to be approximately 52 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 0.7 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be between $41 million and $41.5 million; non-GAAP operating expenses are expected to be between $35 million and $35.5 million. (Non-GAAP expenses are expected to exclude approximately $5.5 million of stock-based compensation and $0.5 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-689-4187. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets (including in-place lease intangible assets), the tax effects of these items, and tax charges and benefits associated with the 2017 U.S. tax legislation. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. These non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its first-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 14, 2018. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, BridgeSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
NET REVENUES	$93,307	$110,085	$108,249	$415,955	431,755

COST OF REVENUES	45,302	53,080	54,221	201,167	218,091

GROSS PROFIT	48,005	57,005	54,028	214,788	213,664

OPERATING EXPENSES:
Research and development	17,965	17,236	17,180	70,580	68,501
Sales and marketing	12,746	12,823	12,743	51,165	49,237
General and administrative	8,796	8,466	9,127	35,496	36,142
Amortization of acquisition-related intangible assets	455	455	513	1,899	2,147
Total operating expenses	39,962	38,980	39,563	159,140	156,027

INCOME FROM OPERATIONS	8,043	18,025	14,465	55,648	57,637

Other income, net	1,297	1,098	796	4,116	2,662

INCOME BEFORE INCOME TAXES	9,340	19,123	15,261	59,764	60,299

PROVISION (BENEFIT) FOR INCOME TAXES	(13,396)	1,456	32,159	(10,220)	32,690

NET INCOME (LOSS)	$22,736	$17,667	$(16,898)	$69,984	$27,609

EARNINGS PER SHARE:
Basic	$0.78	$0.60	$(0.57)	$2.38	$0.93
Diluted	$0.77	$0.59	$(0.57)	$2.32	$0.90

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,164	29,365	29,759	29,456	29,674
Diluted	29,651	29,998	29,759	30,147	30,545

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$313	$243	$436	$1,097	$1,321
Research and development	1,944	1,634	2,338	7,688	8,496
Sales and marketing	1,222	1,105	1,470	4,729	5,197
General and administrative	1,963	1,416	2,611	8,066	9,663
Total stock-based compensation expense	$5,442	$4,398	$6,855	$21,580	$24,677

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$813	$814	$939	$3,253	$3,756

General & administrative expenses include:
Patent-litigation expenses	$2,304	$2,305	$1,914	$8,525	$7,839

Other income, net includes:
Amortization of in-place lease intangible assets	$-	$-	$-	$-	$180

REVENUE MIX BY END MARKET
Communications	20%	22%	25%	20%	24%
Computer	6%	6%	5%	5%	5%
Consumer	34%	35%	37%	38%	38%
Industrial	40%	37%	33%	37%	33%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$48,005	$57,005	$54,028	$214,788	$213,664
GAAP gross margin	51.4%	51.8%	49.9%	51.6%	49.5%

Stock-based compensation included in cost of revenues	313	243	436	1,097	1,321
Amortization of acquisition-related intangible assets	813	814	939	3,253	3,756

Non-GAAP gross profit	$49,131	$58,062	$55,403	$219,138	$218,741
Non-GAAP gross margin	52.7%	52.7%	51.2%	52.7%	50.7%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$39,962	$38,980	$39,563	$159,140	$156,027

Less:Stock-based compensation expense included in operating expenses
Research and development	1,944	1,634	2,338	7,688	8,496
Sales and marketing	1,222	1,105	1,470	4,729	5,197
General and administrative	1,963	1,416	2,611	8,066	9,663
Total	5,129	4,155	6,419	20,483	23,356

Amortization of acquisition-related intangible assets	455	455	513	1,899	2,147

Non-GAAP operating expenses	$34,378	$34,370	$32,631	$136,758	$130,524

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$8,043	$18,025	$14,465	$55,648	$57,637
GAAP operating margin	8.6%	16.4%	13.4%	13.4%	13.3%

Add:Total stock-based compensation	5,442	4,398	6,855	21,580	24,677
Amortization of acquisition-related intangible assets	1,268	1,269	1,452	5,152	5,903

Non-GAAP income from operations	$14,753	$23,692	$22,772	$82,380	$88,217
Non-GAAP operating margin	15.8%	21.5%	21.0%	19.8%	20.4%

RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$(13,396)	$1,456	$32,159	$(10,220)	$32,690
GAAP effective tax rate	-143.4%	7.6%	210.7%	-17.1%	54.2%

Impact of U.S. tax legislation	(9,687)	-	37,524	(9,687)	37,524
Tax effect of adjustments to GAAP results	(3,846)	(167)	(6,267)	(5,361)	(9,287)

Non-GAAP provision (benefit) for income taxes	$137	$1,623	$902	$4,828	$4,453
Non-GAAP effective tax rate	0.9%	6.5%	3.8%	5.6%	4.9%

RECONCILIATION OF NET INCOME (LOSS) PER SHARE (DILUTED)
GAAP net income (loss)	$22,736	$17,667	$(16,898)	$69,984	$27,609

Adjustments to GAAP net income (loss)
Stock-based compensation	5,442	4,398	6,855	21,580	24,677
Amortization of acquisition-related intangible assets	1,268	1,269	1,452	5,152	5,903
Amortization of in-place lease intangible assets	-	-	-	-	180
Impact of U.S. tax legislation	(9,687)	-	37,524	(9,687)	37,524
Tax effect of items excluded from non-GAAP results	(3,846)	(167)	(6,267)	(5,361)	(9,287)

Non-GAAP net income	$15,913	$23,167	$22,666	$81,668	$86,606

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	29,651	29,998	30,692	30,147	30,545

Non-GAAP net income per share (diluted)	$0.54	$0.77	$0.74	$2.71	$2.84

GAAP net income (loss) per share	$0.77	$0.59	$(0.57)	$2.32	$0.90

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2018	September 30, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$134,137	$148,551	$93,655
Short-term marketable securities	94,451	99,766	189,236
Accounts receivable, net	11,072	13,742	16,798
Inventories	80,857	74,201	57,087
Prepaid expenses and other current assets	11,915	12,573	7,758
Total current assets	332,432	348,833	364,534

PROPERTY AND EQUIPMENT, net	114,117	113,841	111,705
INTANGIBLE ASSETS, net	21,152	22,452	25,419
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	6,906	3,673	2,364
OTHER ASSETS	22,241	23,779	25,203
Total assets	$588,697	$604,427	$621,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$31,552	$34,469	$33,211
Accrued payroll and related expenses	12,131	9,706	12,064
Taxes payable	933	1,311	1,767
Other accrued liabilities	3,750	5,019	4,009
Total current liabilities	48,366	50,505	51,051

LONG-TERM LIABILITIES:
Income taxes payable	8,652	17,952	18,259
Deferred tax liabilities	216	52	138
Other liabilities	4,391	4,786	3,944
Total liabilities	61,625	73,295	73,392

STOCKHOLDERS' EQUITY:
Common stock	28	28	29
Additional paid-in capital	126,164	148,696	198,384
Accumulated other comprehensive loss	(1,689)	(2,076)	(2,139)
Retained earnings	402,569	384,484	351,408
Total stockholders' equity	527,072	531,132	547,682
Total liabilities and stockholders' equity	$588,697	$604,427	$621,074

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$22,736	$17,667	$(16,898)	$69,984	$27,609
Adjustments to reconcile net income (loss) to cash provided by operating activities
Depreciation	4,549	4,678	5,051	18,918	18,374
Amortization of intangible assets	1,300	1,299	1,452	5,267	6,083
Loss on disposal of property and equipment	98	395	36	553	360
Stock-based compensation expense	5,442	4,398	6,855	21,580	24,677
Amortization of premium (accretion of discount) on marketable securities	(115)	(34)	297	227	1,100
Deferred income taxes	(3,070)	(495)	16,323	(4,465)	15,838
Increase (decrease) in accounts receivable allowances	(198)	153	-	(28)	209
Change in operating assets and liabilities:
Accounts receivable	2,868	(7,052)	394	5,754	(10,479)
Inventories	(6,656)	(5,377)	(1,929)	(23,770)	(4,523)
Prepaid expenses and other assets	1,226	(1,333)	3,402	(1,495)	(17,646)
Accounts payable	(1,311)	9,923	(4,903)	1,336	396
Taxes payable and other accrued liabilities	(8,540)	(1,013)	17,362	(9,897)	20,041
Net cash provided by operating activities	18,329	23,209	27,442	83,964	82,039

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,557)	(8,607)	(2,929)	(24,677)	(32,496)
Acquisition of technology licenses	-	(400)	-	(900)	-
Purchases of marketable securities	(4,612)	(58,221)	(5,590)	(62,833)	(151,663)
Proceeds from sales and maturities of marketable securities	10,050	57,148	28,748	157,551	149,443
Net cash provided by (used in) investing activities	(119)	(10,080)	20,229	69,141	(34,716)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	803	2,915	1,909	9,353	10,020
Repurchase of common stock	(28,776)	(10,988)	(2,454)	(103,153)	(9,188)
Payments of dividends to stockholders	(4,651)	(4,692)	(4,171)	(18,823)	(16,634)
Proceeds from draw on line of credit	-	-	-	8,000	5,000
Payments on line of credit	-	-	-	(8,000)	(5,000)
Net cash used in financing activities	(32,624)	(12,765)	(4,716)	(112,623)	(15,802)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,414)	364	42,955	40,482	31,521

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	148,551	148,187	50,700	93,655	62,134

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$134,137	$148,551	$93,655	$134,137	$93,655

CONTACT:
Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com